EXHIBIT 10(d)

6225 Smith Avenue Baltimore, Maryland 21209-3600 www.piperrudnick.com

PHONE FAX	(410) 580-3000 (410) 580-3001

January 5, 2001

Mercury Funds, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536

Re:	Registration Statement on Form N-1A

Ladies and Gentlemen:

     Please refer to our opinion letter to you of June 12, 2000, concerning certain matters of Maryland law relating to the incorporation and shares of Mercury Funds, Inc., a Maryland corporation (the “Corporation”). We hereby confirm the opinion stated in that letter, as of the date thereof, and consent to your filing a copy of the same with Post-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-1A, Registration No. 333-32242, pursuant to the Securities Act of 1933, as amended, and Post-Effective Amendment No. 24 to its Registration Statement pursuant to the Investment Company Act of 1940, as amended, Registration No.
811-08797 (collectively, the “Amendment”), relating to several classes of shares of common stock, $.0001 par value, of the Corporation’s series, Mercury Select Growth Fund.

Very truly yours, /s/ Piper Marbury Rudnick & Wolfe LLP Piper Marbury Rudnick & Wolfe LLP